UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2021
__________________________
bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
_____________________________________________________________

Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Agreements with 2seventy bio
On November 4, 2021, bluebird bio, Inc. (“bluebird bio”) completed the previously announced separation of its oncology programs and portfolio, and certain related assets and liabilities, into a separate, independent, publicly traded company (the “Separation”). The Separation was effected by means of a distribution of all of the outstanding shares of common stock of 2seventy bio, Inc. (“2seventy bio”) in which each bluebird bio stockholder received one share of common stock, par value $0.0001 per share, of 2seventy bio for every three shares of common stock, par value $0.01 per share, of bluebird bio held as of the close of business on October 19, 2021 (the “Distribution”).
Separation Agreement
In connection with the Separation, bluebird bio entered into a separation agreement (the “Separation Agreement”) with 2seventy bio, dated as of November 3, 2021, that, among other things, set forth bluebird bio’s agreements with 2seventy bio regarding the principal actions to be taken in connection with the Separation, including the Distribution. The effective time of the Distribution was 12:01 a.m. on November 4, 2021. The Separation Agreement identifies assets transferred to, liabilities assumed by and contracts assigned to 2seventy bio as part of the Separation, and it provides for when and how these transfers, assumptions and assignments occur. The purpose of the Separation Agreement is to provide 2seventy bio and bluebird bio with assets to operate their respective businesses and retain or assume liabilities related to those assets. Each of 2seventy bio and bluebird bio agreed to releases, with respect to pre-Separation claims, and cross indemnities with respect to post-Separation claims, that are principally designed to place financial responsibility for the obligations and liabilities allocated to 2seventy bio under the Separation Agreement with 2seventy bio and financial responsibility for the obligations and liabilities allocated to bluebird bio under the Separation Agreement. bluebird bio and 2seventy bio are also each subject to mutual 12-month employee non-solicit and non-hire restrictions, subject to certain customary exceptions.
Tax Matters Agreement
bluebird bio and 2seventy bio also entered into a tax matters agreement, dated as of November 3, 2021, governing bluebird bio’s and 2seventy bio's respective rights, responsibilities and obligations with respect to taxes (including taxes arising in the ordinary course of business and taxes, if any, incurred as a result of any failure of the distribution and certain related transactions to qualify as tax-free for U.S. federal income tax purposes), tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings, and assistance and cooperation in respect of tax matters).
In addition, the tax matters agreement imposes certain restrictions on 2seventy bio (including restrictions on share issuances, business combinations, sales of assets and similar transactions) that are designed to preserve the tax-free status of the Distribution and certain related transactions. The tax matters agreement provides special rules that allocate tax liabilities in the event the Distribution, together with certain related transactions, is not tax-free. In general, under the terms of the tax matters agreement, if the distribution, together with certain related transactions, were to fail to qualify as a transaction that is generally tax-free, for U.S. federal income tax purposes, under Sections 355 and 368(a)(1)(D) of the Code, and if and to the extent that such failure results from a prohibited change of control in bluebird bio under Section 355(e) of the Code or an acquisition of bluebird bio stock or assets or certain actions, omissions or failures to act, by bluebird bio, then bluebird bio will bear any resulting taxes, interest, penalties and other costs. If and to the extent that such failure results from a prohibited change of control in 2seventy bio under Section 355(e) of the Code or an acquisition of 2seventy bio’s stock or assets or certain actions by 2seventy bio, then 2seventy bio will indemnify bluebird bio for any resulting taxes, interest, penalties and other costs, including any reductions in bluebird bio’s net operating loss carryforwards or other tax assets. If such failure does not result from a prohibited change of control in bluebird bio or 2seventy bio under Section 355(e) of the Code and both 2seventy bio and bluebird bio are responsible for such failure, liability will be shared according to relative fault. If neither 2seventy bio nor bluebird bio is responsible for such failure, bluebird bio will bear any resulting taxes, interest, penalties and other costs.

Employee Matters Agreement
In connection with the Separation, bluebird bio also entered into an employee matters agreement with 2seventy bio, dated as of November 3, 2021. The employee matters agreement allocates assets, liabilities and responsibilities relating to the employment, compensation and employee benefits of bluebird bio and 2seventy bio employees, and other related matters, in connection with the Separation, including the treatment of outstanding bluebird bio incentive equity awards and certain retirement and welfare benefit obligations. The employee matters agreement generally provides that, unless otherwise specified, 2seventy bio is responsible for liabilities associated with employees who transfer to 2seventy bio and employees whose employment terminated prior to the distribution but who primarily supported the 2seventy bio business, and bluebird bio is responsible for liabilities associated with other employees, including employees retained by bluebird bio.
Pursuant to the employee matters agreement, the outstanding bluebird bio equity awards held by 2seventy bio and bluebird bio employees were adjusted immediately prior to the distribution, with the intent to maintain, immediately following the distribution, the economic value of the awards immediately before the distribution date.
For both 2seventy bio and bluebird bio employees, bluebird equity awards granted prior to January 1, 2021 will be converted into equity awards of both bluebird bio and 2seventy bio. The number of shares underlying the converted bluebird bio equity awards will be determined by multiplying the number of shares underlying the existing bluebird bio equity award by a fraction, the numerator of which is the volume-weighted average trading price of bluebird bio common stock (trading “regular way”) on the five trading days immediately prior to the distribution date (the “bluebird Pre-Distribution VWAP”) and the denominator of which is the sum of (1) the volume-weighted average trading price of 2seventy bio common stock (trading “regular way”) on the five trading days immediately following the distribution date (the “2seventy Post-Distribution VWAP”) multiplied by the distribution ratio and (2) the volume-weighted average trading price of bluebird bio common stock (trading “regular way”) on the five trading days immediately following the distribution date (the “bluebird Post-Distribution VWAP”). The number of shares underlying the converted 2seventy bio equity awards will be determined by multiplying the number of shares underlying the existing bluebird bio equity awards by a fraction, the numerator of which is the bluebird Pre-Distribution VWAP and the denominator of which is the sum of (1) the 2seventy Post-Distribution VWAP multiplied by the distribution ratio and (2) the quotient obtained by dividing the bluebird Post-Distribution VWAP by the distribution ratio.
For bluebird bio employees holding bluebird bio equity awards granted on or after January 1, 2021, such equity awards will continue as bluebird bio equity awards, subject to adjustment. The number of shares of bluebird bio common stock underlying such adjusted equity awards will be equal to the number of shares of bluebird bio common stock subject to the equity award immediately prior to the distribution multiplied by a fraction, the numerator of which is the bluebird Pre-Distribution VWAP and the denominator of which is the bluebird Post-Distribution VWAP.
For 2seventy bio employees holding bluebird equity awards granted on or after January 1, 2021, such equity awards will be converted into 2seventy bio equity awards. The number of shares of 2seventy common stock underlying such converted equity awards will be equal to the number of shares of bluebird bio common stock subject to the equity award immediately prior to the distribution multiplied by a fraction, the numerator of which is the bluebird Pre-Distribution VWAP and the denominator of which is the 2seventy Post-Distribution VWAP.
Intellectual Property License Agreement
bluebird bio and 2seventy bio also entered into an intellectual property license agreement on November 3, 2021, pursuant to which each party granted a license to certain intellectual property and technology to the other. bluebird bio granted 2seventy bio a perpetual, worldwide, non-exclusive, royalty-free, fully paid-up license (or, as the case may be, sublicense) to certain intellectual property to allow 2seventy bio to use such intellectual property in connection with 2seventy bio's ongoing and future research and development activities and product candidates. 2seventy bio granted bluebird bio a perpetual, worldwide, non-exclusive, royalty-free, fully paid-up license (or, as the case may be, sublicense) to certain intellectual property for use in bluebird bio’s existing products and product candidates. Such licenses between the parties generally allow current or future uses of the intellectual property in connection with each party's respective fields.

Transition Services Agreements
bluebird bio and 2seventy bio entered into a transition services agreements on November 3, 2021, pursuant to which bluebird bio will provide 2seventy bio with corporate and shared services and resources related to corporate functions such as finance, human resources, internal audit, research and development, financial reporting, and information technology, for an initial term of two years, unless earlier terminated or extended according to the terms of the transition services agreement.
bluebird bio and 2seventy bio entered into a second transition services agreement on November 3, 2021, pursuant to which 2seventy bio will provide certain services to bluebird bio, for an initial term of two years, unless earlier terminated or extended according to the terms of the transition services agreement.
The foregoing descriptions of the separation agreement, the tax matters agreement, the employee matters agreement, the intellectual property license agreement and the transition services agreements are only summaries and are qualified in their entirety by reference to the complete terms and conditions of such agreements, which are attached as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of the Acquisition or Disposition of Assets.
As described above, on November 4, 2021, bluebird bio completed the Separation and Distribution. In the Distribution, bluebird bio stockholders received one share of 2seventy bio common stock for every three shares of bluebird bio common stock held at the close of business on October 19, 2021. bluebird bio did not issue fractional shares of 2seventy bio’s common stock in the distribution. Instead, bluebird bio’s stockholders are entitled to receive cash in lieu of fractional 2seventy bio shares, subject to applicable tax withholding.
In connection with the Separation, bluebird bio assigned the material agreements listed below to 2seventy bio:
•Amended and Restated Master Collaboration Agreement by and between bluebird bio, Inc. and Celgene Corporation, dated June 3, 2015
•Amendment No. 1 to Amended and Restated Master Collaboration Agreement by and between bluebird bio, Inc. and Celgene Corporation, dated February 17, 2016
•Amendment No. 2 to Amended and Restated Master Collaboration Agreement by and between bluebird bio, Inc. and Celgene Corporation, dated September 28, 2017
•Amended and Restated License Agreement by and between bluebird bio, Inc. and Celgene Corporation, dated February 16, 2016
•Second Amended and Restated License Agreement by and between bluebird bio, Inc. and Celgene Corporation and Celgene European Investment Company LLC, dated May 8, 2020
•Amended and Restated Co-Development, Co-Promote and Profit Share Agreement by and between bluebird bio, Inc. and Celgene Corporation and Celgene European Investment Company LLC, dated March 26, 2018
•First Amendment to Amended and Restated Co-Development, Co-Promote and Profit Share Agreement by and between bluebird bio, Inc. and Celgene Corporation and Celgene European Investment Company LLC, dated May 8, 2020
•Lease, dated September 21, 2015, by and between bluebird bio, Inc. and ARE-MA Region No. 40 LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 4, 2021, in connection with the Separation, Daniel Lynch, Sarah Glickman, Ramy Ibrahim, Denice Torres, Marcela Maus and William Sellers each resigned from bluebird bio’s board of directors (the “Board”).
There are no disagreements between any of Mr. Lynch, Ms. Glickman, Dr. Ibrahim, Ms. Torres, Dr. Maus, and Dr. Sellers and bluebird bio on any matter relating to bluebird bio’s operations, policies or practices.

Additionally, on November 4, 2021, in connection with the Separation, Nick Leschly, William Baird and Philip Gregory resigned as bluebird bio’s chief executive officer, chief financial officer and chief scientific officer, respectively.
In connection with and effective as of the Separation, Andrew Obenshain, 48, was appointed as bluebird bio’s president, chief executive officer and principal executive officer and member of the Board. Mr. Obenshain has served as bluebird bio’s President, Severe Genetic Diseases since August 2020 and its senior vice president, head of Europe since 2016. Prior to that, from September 2015 to September 2016, Mr. Obenshain was the general manager of France and Benelux at Shire Pharmaceuticals, Inc. and from 2007 to 2013, he held roles of increasing responsibility at Genzyme. Mr. Obenshain received his MBA from Northwestern University’s Kellogg School of Management, and his B.A. in genetics, cell and developmental biology from Dartmouth College.
There are no (i) family relationships, as defined in Item 401 of Regulation S-K, between Mr. Obenshain and any of bluebird bio’s executive officers or directors, or any person nominated to become a director or executive officer, (ii) arrangements or understandings between Mr. Obenshain and any other person pursuant to which Mr. Obenshain was appointed as chief executive officer of bluebird bio or (iii) transactions in which Mr. Obenshain has an interest requiring disclosure under Item 404(a) of Regulation S-K. In connection with his appointment as bluebird bio’s chief executive officer and principal executive officer, Mr. Obenshain’s annual base salary was increased from $550,000 to $625,000, and his annual target bonus was increased to 60% of his base salary.
In connection with and effective as of the Separation, Gina Consylman, 49, was appointed as bluebird bio’s chief financial officer and principal financial officer. Prior to joining bluebird bio, Ms. Consylman served as senior vice president, chief financial officer of Ironwood Pharmaceuticals, Inc., since November 2017. From 2014 to 2017, Ms. Consylman held roles of increasing responsibility at Ironwood. Ms. Consylman holds a B.S. in accounting from Johnson & Wales University and a M.S. in taxation from Bentley University.
There are no (i) family relationships, as defined in Item 401 of Regulation S-K, between Ms. Consylman and any of bluebird bio’s executive officers or directors, or any person nominated to become a director or executive officer, (ii) arrangements or understandings between Ms. Consylman and any other person pursuant to which Ms. Consylman was appointed as chief financial officer of bluebird bio or (iii) transactions in which Ms. Consylman has an interest requiring disclosure under Item 404(a) of Regulation S-K.
In connection with and effective as of the Separation, Jason Cole, 49, was appointed as bluebird bio’s chief business officer. Mr. Cole has served as bluebird bio’s chief operating and legal officer since February 2019. Prior to this role, Mr. Cole served as bluebird bio’s chief legal officer since March 2016. Mr. Cole received an A.B. in Government from Dartmouth College and a J.D. from Columbia University School of Law.
There are no (i) family relationships, as defined in Item 401 of Regulation S-K, between Mr. Cole and any of bluebird bio’s executive officers or directors, or any person nominated to become a director or executive officer, (ii) arrangements or understandings between Mr. Cole and any other person pursuant to which Mr. Cole was appointed as chief business officer of bluebird bio or (iii) transactions in which Mr. Cole has an interest requiring disclosure under Item 404(a) of Regulation S-K.
In connection with and effective as of the Separation, Jessica Whitten, 45, was appointed as bluebird bio’s chief accounting officer and principal accounting officer. Ms. Whitten has served as bluebird bio’s vice president of accounting and global controller since February 2021. Prior to this role, Ms. Whitten served as bluebird bio’s vice president of internal audit since November 2019. Prior to that, from 2017 to 2019, Ms. Whitten was vice president of internal audit with American Renal Associates and from 2015 through 2017 Ms. Whitten was with the Federal Reserve Bank of Boston as assistant vice president and assistant general auditor. Ms. Whitten received a B.A. in accounting and English from Bentley University.
There are no (i) family relationships, as defined in Item 401 of Regulation S-K, between Ms. Whitten and any of bluebird bio’s executive officers or directors, or any person nominated to become a director or executive officer, (ii) arrangements or understandings between Ms. Whitten and any other person pursuant to which Ms. Whitten was appointed as chief accounting officer of bluebird bio or (iii) transactions in which Ms. Whitten has an interest requiring disclosure under Item 404(a) of Regulation S-K. In connection with her appointment as bluebird bio’s chief accounting officer and principal accounting officer, Ms. Whitten’s annual base salary was increased from $290,000 to $300,000.

Item 7.01 Regulation FD Disclosure.
On November 4, 2021, bluebird bio issued a press release in connection with the completion of the Separation. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(b) Pro forma financial information. The unaudited pro forma consolidated financial statements of bluebird bio, Inc., giving effect to the Separation, and the related notes thereto, are attached hereto as Exhibit 99.2.
(d) Exhibits.

Exhibit No.	Description
2.1*	Separation Agreement, dated as of November 3, 2021, by and between bluebird bio, Inc. and 2seventy bio, Inc.
10.1	Tax Matters Agreement, dated as of November 3, 2021, by and between bluebird bio, Inc. and 2seventy bio, Inc.
10.2*	Employee Matters Agreement, dated as of November 3, 2021, by and between bluebird bio, Inc. and 2seventy bio, Inc.
10.3*	Intellectual Property License Agreement, dated as of November 3, 2021, by and between bluebird bio, Inc. and 2seventy bio, Inc.
10.4*	Transition Services Agreement, dated as of November 3, 2021, by and between bluebird bio, Inc. and 2seventy bio, Inc.
10.5*	Transition Services Agreement, dated as of November 3, 2021, by and between 2seventy bio, Inc. and bluebird bio, Inc.
99.1	Press Release of bluebird bio, Inc. dated November 4, 2021
99.2	bluebird bio, Inc. Unaudited Pro Forma Consolidated Financial Statements
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. bluebird bio hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

bluebird bio, Inc.
Date: November 4, 2021	By:	/s/ Andrew Obenshain
		Name:	Andrew Obenshain
		Title:	Chief Executive Officer